JOINDER TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

This Joinder to Credit Agreement and Other Loan Documents (this “Joinder”) is made this 15th day of November, 2010, by and among:

G&E HC REIT II SYLVA MOB, LLC, a Delaware limited liability company (the “Additional Borrower”), with its principal executive offices at c/o Grubb & Ellis Equity Advisors, LLC, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705; and

BANK OF AMERICA, N.A., a national banking association, with a place of business at 135 South LaSalle Street, Chicago, Illinois 60603, and the other lending institutions which may become parties to the Credit Agreement (hereinafter, singly and collectively, the “Lender” or "Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent for itself and such other lending institutions (in such capacity, the “Administrative Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

A. Reference is made to a certain Credit Agreement dated as of July 19, 2010 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among the Administrative Agent, the Lenders, and Grubb & Ellis Healthcare REIT II Holdings, LP, a Delaware limited partnership, G&E HC REIT II Lacombe MOB, LLC, a Delaware limited liability company, G&E HC REIT II Parkway Medical Center, a Delaware limited liability company, G&E HC REIT II St. Vincent Cleveland MOB, LLC, a Delaware limited liability company and G&E HC REIT II Livingston MOB, LLC, a Delaware limited liability company (hereinafter, each such Borrower being referred to herein, singly and collectively, and jointly and severally, as the "Borrower”). All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement.

B. The Additional Borrower desires to become a BBP Subsidiary to, and to be bound by the terms of, the Credit Agreement and the other Loan Documents, as a “Borrower” thereunder, in the same capacity and to the same extent as each existing Borrower thereunder (hereinafter, each such existing Borrower being referred to herein, singly and collectively, and jointly and severally, as the “Existing Borrower”).

C. Pursuant to the terms of the Credit Agreement, in order for the Additional Borrower to become party to the Credit Agreement and the other Loan Documents as provided in Section 6.12 of the Credit Agreement, the Additional Borrower and the Existing Borrower are required to execute this Joinder.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Joinder and Assumption of Obligations. Effective as of the date of this Joinder, the Additional Borrower hereby acknowledges that the Additional Borrower has received and reviewed a copy of the Credit Agreement, the Environmental Agreement and each other Loan Document, and hereby acknowledges, covenants and agrees to:

(a) join in the execution of, and become a party to, the Credit Agreement as a Borrower thereunder, and the Environmental Agreement as an Obligor thereunder, as indicated with its signature below;

(b) be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of the Existing Borrower under the Credit Agreement, the Environmental Agreement and the other Loan Documents, in each case, with the same force and effect as if such Additional Borrower was a signatory to the Credit Agreement, the Environmental Agreement and the other Loan Documents and was expressly named as a Borrower or Obligor therein; and

(c) assume all rights and interests and perform all applicable duties and Obligations of the Existing Borrower under the Credit Agreement, the Environmental Agreement and the other Loan Documents, jointly and severally with each Existing Borrower.

2. Representations, Warranties and Covenants. The Additional Borrower hereby makes all representations, warranties and covenants set forth in the Credit Agreement, the Environmental Agreement and the other Loan Documents as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date). To the extent that any changes in any representations, warranties and covenants require any amendments to the schedules to the Credit Agreement or the Environmental Agreement, such schedules are hereby updated, as evidenced by any supplemental schedules (if any) annexed to this Joinder.

3. Borrowing Base Property. The Additional Borrower will be utilizing loan proceeds advanced under the Credit Agreement with respect to the following Borrowing Base Properties: 98 Doctors Drive, Sylva, North Carolina (the “Sylva, North Carolina Property”). The Additional Borrower represents and warrants that use of such loan proceeds shall be in accordance with the terms and conditions of the Credit Agreement.

4. Amendments to Loan Documents. The parties hereto hereby agree that the following other Loan Documents shall be amended as follows:

(a) Credit Agreement. Schedules 5.08(b), 5.13(a), 5.13(b) and 5.24 to the Credit Agreement are each hereby amended and restated in their entirety as shown on the corresponding schedule attached hereto. From and after the date hereof, Schedules 5.08(b), 5.13(a), 5.13(b) and 5.24 to the Credit Agreement shall hereinafter mean and refer to each such schedule as amended and restated hereby. In addition, the “Borrower” portion of Schedule 10.02 to the Credit Agreement is hereby amended to include the Additional Borrower as shown on Schedule 10.02 attached hereto. From and after the date hereof, the “Borrower” portion of Schedule 10.02 to the Credit Agreement shall hereinafter mean and refer to such portion as amended hereby, and the remaining portions of Schedule 10.02 shall remain unchanged.

(b) Environmental Agreement. The definition of “Property” and Exhibit A to the Environmental Agreement are each hereby amended to include the Sylva, North Carolina Property as described on Exhibit A to Environmental Agreement attached hereto. From and after the date hereof, the definition of “Property” and Exhibit A to the Environmental Agreement shall hereinafter mean and include the Sylva, North Carolina Property, as described on Exhibit A to Environmental Agreement attached hereto. The address for the Additional Borrower under the Environmental Agreement shall be the same address as is shown for the Existing Borrower. In addition, the definition of “Phase I Reports” in the Environmental Agreement shall be amended to include the following: “(v) that certain Phase I Environmental Assessment Report for Harris Medical Park dated September 1, 2010 and prepared by Partner Engineering and Science, Inc. (Partner Project No.10-70410.1)”.

(c) Pledge Agreement. Section 5e. of the Pledge Agreement is hereby amended and restated in its entirety as follows: “The BBP Borrowers are duly organized and validly existing limited liability companies in good standing under the laws of the State of Delaware pursuant to (i) that certain Limited Liability Company Agreement of G&E HC REIT II Lacombe MOB, LLC effective as of January 12, 2010, (ii) that certain Limited Liability Company Agreement of G&E HC REIT II Parkway Medical Center, LLC effective as of January 22, 2010, (iii) that certain Limited Liability Company Agreement of G&E HC REIT II St. Vincent Cleveland MOB, LLC effective as of June 11, 2010, (iv) that certain Limited Liability Company Agreement of G&E HC REIT II Livingston MOB, LLC effective as of April 22, 2010, and (v) that certain Limited Liability Company Agreement of G&E HC REIT II Sylva MOB, LLC effective as of October 25, 2010 (collectively referred to herein as the "Organizational Documents”), and have all requisite power and authority to own their properties and conduct their business in all applicable jurisdictions.” In addition, Exhibit A to the Pledge Agreement is hereby amended and restated in its entirety as shown on Exhibit A to Pledge Agreement attached hereto. From and after the date hereof, Exhibit A to the Pledge Agreement shall hereinafter mean and refer to such Exhibit A as amended and restated hereby.

(d) Guaranty: In the last line of Section 16(b) of the Guaranty, the words “Aggregate Commitments” are hereby deleted and replaced with “Borrowing Base”.

5. Ratification of Loan Documents; Absence of Claims. Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement, the Environmental Agreement, the Pledge Agreement and the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any obligors thereon or collateral security therefore, and are hereby ratified, confirmed, and reaffirmed, in all respects and without condition and shall continue in full force and effect. Each Existing Borrower, the Additional Borrower, the Pledgor and the Guarantor hereby acknowledges and agrees that none has any defense, right of setoff, recruitment, claim or counterclaim against the Administrative Agent and/or any Lender, and to the extent any defense, right of setoff, recruitment, claim or counterclaim exists, whether known or unknown, at law or in equity, each Existing Borrower, the Additional Borrower, the Pledgor and the Guarantor hereby WAIVES and RELEASES the Administrative Agent and each Lender therefrom.

6. Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Administrative Agent:

(a) This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and in form and substance reasonably satisfactory to the Administrative Agent.

(b) All action on the part of the Additional Borrower and each other party necessary for the valid execution, delivery and performance by the Additional Borrower, the Existing Borrower, the Pledgor and the Guarantor of this Joinder and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c) All due diligence items required under the Credit Agreement with respect to the proposed Borrowing Base Properties have been delivered to the Administrative Agent and those conditions precedent pursuant to Section 6.12 of the Credit Agreement have been fully satisfied.

(d) The Additional Borrower shall have delivered the following to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

(i) A certified copy of such party’s certificate of formation and a certificate of legal existence and good standing issued by the Secretary of the State of its incorporation or organization, and evidence that such party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification.

(ii) A certificate of an authorized officer relating to the organization and existence of such party, the authorization of the transactions contemplated by the Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all organizational documents.

(iii) Execution and delivery by the Additional Borrower (and as applicable, the Guarantor) of the following Loan Documents:

(A) Joinder to the Note;

(B) The Security Document required under Subsection 4.01(a) (iv) of the Credit Agreement; and

(C) Such other applicable documents and agreements required by the Administrative Agent.

(e) The Administrative Agent shall have received a written legal opinion of the Additional Borrower’s counsel addressed to the Administrative Agent and the other Lenders, covering such matters relating to the Additional Borrower, the Loan Documents and/or the transactions contemplated thereby as the Administrative Agent shall reasonably request.

(f) All fees and expenses incurred by the Administrative Agent in connection with the preparation and negotiation of this Joinder and related documents (including the reasonable fees and expenses of counsel to the Administrative Agent) shall have been paid in full.

(g) No Default or Event of Default shall have occurred and be continuing.

(h) The Existing Borrower and the Guarantor shall have executed and delivered to the Administrative Agent such additional documents, instruments and agreements as the Administrative Agent may reasonably request.

7. Miscellaneous.

(a) This Joinder may be executed in several counterparts and by each party as a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b) This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c) Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

(d) The Borrower shall pay all fees and expenses of the Administrative Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Joinder in accordance with the terms of the Credit Agreement.

(e) The Additional Borrower warrants and represents that the Additional Borrower has consulted with independent legal counsel of its selection in connection with this Joinder and is not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Joinder.

THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. THE ADDITIONAL BORROWER AND EACH OTHER BORROWER, THE PLEDGOR AND THE GUARANTOR EACH ACKNOWLEDGES AND AGREES THAT THE FOREGOING CHOICE OF ILLINOIS LAW WAS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS JOINDER AND TO MAKE THE LOAN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned have caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

ADDITIONAL BORROWER:

G&E HC REIT II SYLVA MOB, LLC,

a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

a national banking association, as Administrative Agent on behalf of the Lenders

By: /s/ Christopher A. Thangaraj
Name: Christopher A. Thangaraj
Title: Vice President

Consented to, Acknowledged and Agreed:

EXISTING BORROWER:

GRUBB & ELLIS HEALTHCARE REIT II

HOLDINGS, LP, a Delaware limited partnership

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

G&E HC REIT II LACOMBE MOB, LLC,

a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

G&E HC REIT II PARKWAY MEDICAL CENTER, LLC,
a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

EXISTING BORROWER (CONTINUED):

G&E HC REIT II ST. VINCENT CLEVELAND MOB, LLC,

a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

G&E HC REIT II LIVINGSTON MOB, LLC,
a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

Consented to, Acknowledged and Agreed:

GUARANTOR:

GRUBB & ELLIS HEALTHCARE REIT II, INC.,

a Maryland corporation

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

Consented to, Acknowledged and Agreed:

PLEDGOR:

GRUBB & ELLIS HEALTHCARE REIT II

HOLDINGS, LP, a Delaware limited partnership

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer